SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2006

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices and Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Agreement.

On March 17, 2006, Aerosonic Corporation (the "Company" or "Aerosonic") repurchased 365,524 shares of its common stock (the "Repurchase") from First Commercial Bank, an Alabama state-chartered bank ("FCB"), pursuant to the terms of a Stock Repurchase Agreement, dated March 17, 2006 (the "Repurchase Agreement"), by and between the Company and FCB for a total aggregate purchase price of $2,467,287 in cash.  The repurchased shares represented approximately 9.31% of Company's 3,927,358 outstanding shares and were repurchased at a price of $6.75 per share.

It was a condition to the closing of the Repurchase that FCB also consummate a transaction with certain unaffiliated investors (the "Investors") for the purchase of its remaining 731,048 shares (the "Investor Shares") of the Company's common stock.  In connection with that third party transaction, Aerosonic has agreed, upon written request of the Investors holding a majority of the Investor Shares, to file a registration statement under the Securities Act of 1933, as amended, with respect to the sale of all of the Investor Shares.

FCB has agreed to certain restrictions on its ability to make additional purchases of the Company's common stock. FCB has also agreed to certain restrictions with respect to their ability to engage in any proxy contests with respect to the Company after the date hereof.

A Copy of the Repurchase Agreement is attached hereto as Exhibit 10.1. The description of the Repurchase Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

Number

Description

Exhibit 10.1

Stock Repurchase Agreement, dated as of March 17, 2006, by and between Aerosonic Corporation, a Delaware corporation, and First Commercial Bank, an Alabama state-chartered bank.

Exhibit 99.1

Press Release, dated March 20, 2006, announcing the repurchase of the shares from First Commercial Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: March 20, 2006	By:	/s/ David A. Baldini
David A. Baldini Chairman of the Board President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number

Description

10.1

Stock Repurchase Agreement, dated as of March 17, 2006, by and between Aerosonic Corporation, a Delaware corporation, and First Commercial Bank, an Alabama state-chartered bank.

99.1

Press Release, dated March 20, 2006, announcing the repurchase of the shares from First Commercial Bank.

Exhibit 10.1

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this "Agreement"), dated as of March 17, 2006, is entered into by and between Aerosonic Corporation, a Delaware corporation (the "Company") and First Commercial Bank, an Alabama state-chartered bank (the "Holder").

WHEREAS, the Holder owns 1,096,572 shares (the "Shares") of the issued and outstanding common stock, par value $0.40 per share, of the Company (the "Common Stock"), which Shares were pledged to Holder as collateral for a loan extended to the prior holder and subsequently foreclosed by Holder;

WHEREAS, the Holder desire to sell, and the Company desires to purchase, a certain number of the Shares owned by such Holder on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder agree as follows:

ARTICLE I

REPURCHASE AND SALE OF SHARES

Section 1.01

Sale and Transfer.  Subject to the terms and conditions of this Agreement, the Holder shall sell, convey, assign, transfer and deliver to the Company, and the Company agrees to repurchase from the Holder, 365,524 of the Shares, free and clear of all Liens (as defined herein).

Section 1.02

Purchase Price.  Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to the Company of the Shares, the Company shall pay to the Holder $6.75 per Share, for an aggregate purchase price of $2,467,287, less any withholding of tax as may be required under applicable law.  The aggregate cash consideration paid to the Holder shall be referred to herein as the "Purchase Price."

Section 1.03

Escrow Arrangement.  The parties hereto agree that the Purchase Price shall be deposited by the Company with an Escrow Agent in immediately available funds into a non-interest bearing escrow account for the benefit of the Seller.  Upon the satisfaction or waiver of the conditions to Closing set forth in Article V hereof the Escrow Agent shall deliver the Purchase Price to the Seller by wire transfer and shall deliver the Certificate and the Stock Power to Buyer.  In the event that the Escrow Agent shall not have delivered to Seller by wire transfer the Purchase Price, and the Buyer shall not have received, the Certificate and the Stock Power in accordance with the preceding sentence on or before 5:00 p.m. Eastern Time on the Closing Date, then the Escrow Agent shall promptly (and in any event within three business days) return the Purchase Price to the Buyer and the Certificate and Stock Power to the Seller.  For purposes of this Agreement, the parties agree that Buchanan Ingersoll PC shall act as Escrow Agent and the depository bank shall be HSBC.

ARTICLE II

CLOSING

Section 2.01

Closing.  The consummation of the repurchase and sale of the Shares (the “Closing”) shall take place on the date hereof at the offices of Buchanan Ingersoll PC, Sun Trust Financial Centre, 401 E. Jackson Street, Suite 2500, Tampa,  FL 33602, and the date of the Closing is referred to herein as the “Closing Date.”

Section 2.02

Deliveries by the Holder.  At the Closing, the Holder shall deliver to the Company:

(a)

(i) a certificate or certificates representing the Shares accompanied by a stock power or stock powers (in the form attached hereto as Exhibit A), as the case may be, duly executed in blank by the Holder or (ii) with respect to any uncertificated Shares held “in street name,” a notice in the form of Exhibit B attached hereto from the Holder of the Shares to the record holder of the Shares (the “Broker”) directing that the Broker transfer the Shares to the Company, and acknowledgement by the Broker thereby, in each case as sufficient to vest in the Company good and marketable title to the Shares free and clear of all Liens;

(b)

such other documents, instruments, certificates and receipts as are reasonably requested by the Company in order to validly convey title to the Shares; and

(c)

the certificate referenced in Section 1.03 of this Agreement.

Section 2.03

Deliveries by the Company.  At the Closing, the Company shall deliver , or cause to be delivered, to the Holder, by wire transfer of immediately available funds to an account that the Holder has designated in writing, the Purchase Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE HOLDER

The Holder makes the following representations and warranties to the Company:

Section 3.01

Existence; Authority.  The Holder is an Alabama state-chartered bank duly organized, validly existing and in good standing under the laws of the State of Alabama and has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

Section 3.02

Enforceability.  This Agreement has been duly executed and delivered by the Holder, and, assuming due and valid authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding agreement of the Holder, enforceable against the Holder in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

Section 3.03

Ownership.  The Holder is the sole record and beneficial owner of the Shares, free and clear of all mortgages, pledges, encumbrances, liens, security interests, charges, agreements or claims of any kind (collectively, “Liens”) other than restrictions on transfer imposed by the Securities Act and applicable state securities or “Blue Sky” laws.  The Holder has the full power and authority to transfer full legal ownership of the Shares.  Except as set forth in this Agreement, the Holder does not own, directly or indirectly, any other shares of the Company’s Common Stock.

Section 3.04

Good Title Conveyed.  The stock certificates, stock powers, endorsements, assignments and other instruments executed and delivered by the Holder at the Closing are valid and binding obligations of the Holder, enforceable in accordance with their respective terms, and effectively vest in the Company good title to all Shares sold, conveyed, assigned, transferred and delivered to the Company hereunder, free and clear of all Liens.

Section 3.05

Limitation of Warranties.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, THE HOLDER EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SHARES OR THE COMPANY, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company makes the following representations and warranties to the Holder:

Section 4.01

Existence; Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to execute, deliver and perform the terms and provisions of this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

Section 4.02

Enforceability.  This Agreement has been duly executed and delivered by the Company, and, assuming due and valid authorization, execution and delivery hereof by the Holder, constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles.

Section 4.03

Broker’s Fees  The Company has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which any Holder could become liable or obligated.

ARTICLE V

CONDITION TO CLOSING

Section 5.01

Sale of Remaining Shares.  In connection with the negotiation and consummation of the transactions contemplated hereby, the Holder has negotiated a sale of the Holder’s remaining Shares (the “Remaining Shares”) in one or more transactions to Hillson Partners Limited Partnership, E&B Family Trust, Minerva Group, Cairnwood Value Fund, Holly Glen Partners, Chevy Chase Trust (1), Suntrust, and Chevy Chase Trust (2) (collectively, the “Other Buyers”).  It shall be a condition of both parties to the consummation of the transactions contemplated hereby, that the sale of the Remaining Shares shall (i) have taken place prior to the Closing or (ii) take place simultaneously with the Closing.

Section 5.02

Restriction on Repurchase and Proxy Solicitation.  Notwithstanding anything to the contrary contained in this Agreement, the Holder hereby agrees and acknowledges that the Holder (acting individually or in concert with any person or group) shall not during the term of this Agreement or at any time following the Closing (i) acquire any Common Stock or other securities of the Company, (ii) make an offer to purchase or acquire shares of Common Stock or other securities of the Company, (iii) make any formal proposal for the acquisition, merger, business combination or acquisition of control of the Company other than by means of a written proposal solely to the Board of Directors of the Company, or (iv) act as a representative of any other person or group in any capacity, whether as financial advisor, dealer, manager, consultant or otherwise, concerning or relating to an acquisition, merger, business combination or acquisition of control of the Company by such person or group.  The Holder further agrees that the Holder will not individually or as a member of a group (i) solicit proxies in opposition to proxies being solicited by management of the Company from security holders of the Company, (ii) engage in a proxy contest against management of the Company, or (iii) act as a representative of any person or group in any capacity which is soliciting proxies or engaging in a proxy contest in opposition to management of the Company.

ARTICLE VI

INDEMNIFICATION AND RELEASE

Section 6.01

Survival of Representations and Warranties.  Each of the representations and warranties in this Agreement or pursuant hereto shall survive the Closing Date.  Notwithstanding any knowledge of facts determined or determinable by any party by investigation, each party shall have the right to fully rely on the representations, warranties, covenants and agreements of the other parties contained in this Agreement or in any other documents or papers delivered in connection herewith.  Each representation, warranty, covenant and agreement of the parties contained in this Agreement is independent of each other representation, warranty, covenant and agreement.

Section 6.02

Indemnification by the Holder.  The Holder agrees to indemnify and hold the Company and its stockholders, directors, officers, employees, attorneys, agents and affiliates (collectively, the “Company Indemnified Parties”) harmless from and against the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel fees and expenses) incurred or suffered by the Company arising out of, relating to, or resulting from (i) any breach of a representation or warranty made by such Holder in or pursuant to this Agreement, (ii) any breach of the covenants or agreements made by such Holder in or pursuant to this Agreement, or (iii) any inaccuracy in any material respect in any certificate, instrument or other document delivered by such Holder as required by this Agreement (collectively, “Company Indemnifiable Damages”).

Section 6.03

Indemnification by the Company.  The Company agrees to indemnify and hold the Holder and its stockholder, directors, officers, employees, attorneys, agents and affiliates (collectively, the “Holder Indemnified Parties”) harmless from and against, the aggregate of all expenses, losses, costs, deficiencies, liabilities and damages (including, without limitation, related counsel fees and expenses) incurred or suffered by the Holder arising out of, relating to, or resulting from (i) any breach of a representation or warranty made by the Company in or pursuant to this Agreement, (ii) any breach of the covenants or agreements made by the Company in or pursuant to this Agreement, or (iii) any inaccuracy in any material respect in any certificate, instrument or other document delivered by the Company as required by this Agreement (collectively, “Holder Indemnifiable Damages” and together with Company Indemnifiable Damages, “Indemnifiable Damages”).

Section 6.04

Indemnification Claims.

(a)

Any claim for Indemnifiable Damages or any other damages hereunder shall be made by written notice, which notice shall set forth (i) the amount of Indemnifiable Damages or other loss, damage, cost or expense which is claimed to have been sustained by reason thereof, and (ii) the basis of such claim; and

(b)

Payment for any claim made under subsection (a) shall be effected on the later to occur of the expiration of thirty (30) days from the date of actual receipt of such notice or, if such claim is contested in writing within such thirty (30) day period, the date the dispute is resolved.

Section 6.05

Remedies Cumulative; Waiver.  The remedies provided herein shall be cumulative and shall not preclude any party from asserting any other right, or seeking any other remedies against the other party, and shall survive the Closing.

Section 6.06

Releases.

(c)

The Holder, on behalf of itself, and its respective successors, assigns, parents, subdivisions, divisions, affiliates, members, managers, officers, directors, employees, agents and representatives (collectively, the “Holder’s Releasors”), release and forever discharge the Company and its officers, directors, stockholders and representatives (the “Company’s Releasees”), from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, judgments, debts and liabilities which the Holder’s Releasors now have, have ever had or may have against the Company’s Releasees, whether known or unknown or based on facts now known or unknown, suspected or unsuspected, both at law and in equity, on account of, or arising out of any matter, cause or event from the beginning of time to the date hereof, or relating to the Company’s Releasees, the Company, its business or prospects, whether pursuant to contract or otherwise and whether or not such matters purported to be released hereby are pending on, or asserted after the date hereof.  The Holder’s Releasors hereby irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Company Releasee, based upon any matter purported to be released hereby.  The foregoing release shall not apply to routine banking transactions between the Company, Company’s Releasees and the Holder.

(d)

The Company, on behalf of itself, and its respective successors, assigns, parents, subdivisions, divisions, affiliates, members, managers, officers, directors, employees, agents and representatives (collectively, the “Company’s Releasors”), release and forever discharge the Holder and its officers, directors, stockholders and representatives (the “Holder’s Releasees”), from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, agreements, judgments, debts and liabilities which the Company’s Releasors now have, have ever had or may have against the Holder’s Releasees, whether known or unknown or based on facts now known or unknown, suspected or unsuspected, both at law and in equity, on account of, or arising out of any matter, cause or event from the beginning of time to the date hereof, or relating to the Holder’s Releasees, the Holder, its business or prospects, whether pursuant to contract or otherwise and whether or not such matters purported to be released hereby are pending on, or asserted after the date hereof.  The Company’s Releasors hereby irrevocably covenant to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Holder Releasee, based upon any matter purported to be released hereby.  The foregoing release shall not apply to routine banking transactions between the Company, Company’s Releasees and the Holder.

ARTICLE VII

GENERAL PROVISIONS

Section 7.01

Expenses.  Each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the contemplated transactions, including all fees and expense of its representatives.

Section 7.02

Notices.  All notices permitted or required under this Agreement shall be in writing and shall be either (a) delivered by personal service; (b) delivered by a recognized overnight courier service; (c) telecopied and confirmed electronically, followed by a written copy mailed by registered or certified mail, postage prepaid, return receipt requested; or (d) sent by certified or registered mail, postage prepaid, return receipt requested, to the parties hereto at their addresses set forth below or at such other addresses which may be designated in writing by the parties:

(a)

If to the Company:

Aerosonic Corporation

1212 N. Hercules Avenue

Clearwater, FL 33765

Attn: Gary E. Colbert, Chief Financial Officer

Facsimile No.: (727) 442-6673

With a copy to (which shall not constitute notice to the Company):

Buchanan Ingersoll LP

1 Chase Manhattan Plaza

New York, NY 10005

Attn: Sanford G. Hausner, Esq.

Facsimile No.: (212) 440-4401

(b)

If to the Holder:

First Commercial Bank

800 Shades Creek Parkway

Birmingham, AL  35202-1746

Attn:

Facsimile No.:

With a copy to (which shall not constitute notice to the Holder):

Johnston, Barton, Proctor & Powell LLP

2900 Amsouth/Harbert Plaza

1901 Sixth Avenue North

Birmingham, AL 35203

Attn: Clark R. Hammond, Esq.

Facsimile No.: (205) 458-9500

Notices shall be deemed received (a) when delivered personally, (b) one business day after being sent by telecopy or a recognized overnight courier, (c) three business days after being sent by certified or registered mail, or (d) when receipt is confirmed if delivered by telecopy.

Section 7.03

Public Announcements.  The Company and the Holder will consult with each other before issuing, and provide each other with the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, and neither the Company nor the Holder shall issue any such press release or make any such public statement without the prior approval of the other parties, in each case except as may be required by law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

Section 7.04

Waiver.  Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

Section 7.05

Entire Agreement and Modification.  This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter and constitutes (along with the Exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.  This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the parties.

Section 7.06

Binding Effect; Assignments.  The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors.  Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder.  Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned or delegated by either party without the prior written consent of the other party.

Section 7.07

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 7.08

Headings.  The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 7.09

Construction; Complete Agreement.  Each party has been represented by counsel selected by such party in connection with the negotiation and drafting of this Agreement, and this Agreement has been jointly drafted by such counsel, so no principle of resolving ambiguities against the drafter shall apply in construing any of the terms hereof.  Whenever, the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

Section 7.10

Exhibits.  The Exhibits attached hereto are an integral part of this Agreement.  All Exhibits attached to this Agreement are incorporated herein by this reference and all references herein to this “Agreement” shall mean this Stock Repurchase Agreement, together with all such Exhibits, and all ancillary agreements and exhibits and schedules thereto delivered at Closing.

Section 7.11

Governing Law.  This Agreement and any dispute arising in connection therewith will be governed by and construed under the law of the State of Florida without regard to conflicts-of-laws principles that would require the application of any other law.

Section 7.12

Jurisdiction.

(c)

The parties agree that any suit, action or proceeding arising out of, or with respect to, this Agreement or any judgment entered by any court in respect thereof shall be brought in the courts of the State of Florida or in the U.S. District Courts located in the State of Florida and the Company and the Holder hereby irrevocably accept the exclusive personal jurisdiction of those courts for the purpose of any suit, action or proceeding.

(d)

In addition, the Company and the Holder each hereby irrevocably waives, to the fullest extent permitted by law, any objection which it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in the State of Florida or the U.S. District Courts located in the State of Florida, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in any such court has been brought in an inconvenient forum.

Section 7.13

Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.  The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

Section 7.14

Non-Disparagement.  Each of the parties hereto agrees that under no circumstances will it disparage the other parties to this Agreement, nor make statements, whether public or private, oral or written, that would be reasonably likely to injure the other parties' reputations in any respect.  For purposes of this Section 7.14, the obligations of the parties shall include, without limitation, their respective officers, directors and employees individually.  Nothing in this section shall preclude any party from responding truthfully to inquiries made in connection with any legal or governmental proceeding pursuant to subpoena or from making such other statements as may be required by applicable law.

Section 7.15

Further Assurances.  Each of the parties hereto shall do and perform or cause to be done and performed all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement.

Section 7.16

Specific Performance.  Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are materially breached.  Accordingly, each of the parties agrees that the other party shall be entitled to seek injunctive relief to prevent material breaches of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in the court of the United States or the State of Florida as provided in Section 7.12.  This relief is in addition to, and not in lieu of, any other remedy to which such party may be entitled, at law or in equity.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

AEROSONIC CORPORATION

By:

/s/ David A. Baldin

Name: David A. Baldini

Title:    President and Chief Executive Officer

FIRST COMMERCIAL BANK

By:

/s/ Forest W. Whatley, Jr.

Name:

Title:

Exhibit 99.1

Company Contact:

Agency Contact:

Mark Perkins

Pam Lagano

Executive Vice President

Lagano & Associates

727.461.3000

727.480.3082

mperkins@aerosonic.com

plagano@laganoassoc.com

For Immediate Release

Aerosonic Announces Repurchase of Shares

CLEARWATER, Fla. – March 20, 2006 - Aerosonic Corporation (AMEX: AIM), a leading supplier of precision flight products for commercial, business and military aircraft, announced today that it has repurchased 365,524 shares of its common stock from First Commercial Bank, for a total purchase price of $2,467,287 in cash.  The repurchased shares represented approximately 9.31% of Company's 3,927,358 outstanding shares and were repurchased at a price of $6.75 per share.

As a condition to the closing of this transaction, First Commercial also consummated a transaction with certain unaffiliated investors for the purchase of its remaining 731,048 shares of the Company's common stock.

“This is truly a win/win situation.  While assisting an institution that had been our largest shareholder we have increased shareholder value for our remaining investors.  Continuing improvement in our operating performance has allowed us to fund this transaction without incurring additional debt,” stated David Baldini, Chairman, President and Chief Executive Officer.

Aerosonic Corporation, headquartered in Clearwater, Florida, is principally engaged in the manufacture of aviation products.  Locations of the Company include Clearwater, Florida, Charlottesville, Virginia and Wichita, Kansas.  For additional information, visit the Company’s website at www.aerosonic.com.

This document contains statements that constitute "forward-looking" statements within the meaning of the Securities Act of 1933 and the Securities Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this document include the intent, belief or current expectations of the Company and its senior management team with respect to future actions by officers and directors of the Company, prospects of the Company's operations, profits from future operations, overall future business prospects and long term stockholder value, as well as the assumptions upon which such statements are based.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this document include, but are not limited to, adverse developments with respect to the resolution of current stockholder litigation, adverse developments involving operations of the Company's business units, failure to meet operating objectives or to execute the business plan, and the failure to reach revenue or profit projections. The Company undertakes no obligation to update or revise the forward-looking statements contained in this document to reflect changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.